SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): April 17, 2003


                       NEW MEDIA INC.
               ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                        8914 Legacy Park Dr, Suite J,
                       Charlotte, North Carolina 28269
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number)











Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets


   On February 1, 2003, the Company entered into an agreement to acquire
New Dynamic Media, Inc. a Florida corporation. The purchase was to be completed by a share exchange whereby one share of New Media, Inc. would be exchanged for four shares of New Dynamic Media. New Dynamic Media is engaged in the Media and Barter exchange business.

   On February 2,2003, the Company established Realty Development Corporation a Delaware corporation, as a wholly owned subsidiary. Realty purpose is to identify and acquire real estate assets for the corporation. The Company will identify and hire a real estate consultant to assist with real estate acquisitions.

   On February 3, 2003, the Company established Thorobred Entertainment a Delaware corporation as a wholly owned subsidiary. Thorobred's purpose is to serve as a start-up enterprise that focuses on developing entertainment, music recordings, and live entertainment for people in the 18 - 35 age range. Thorobred has no assets or revenues. Consultants will be hired to assist in the development of this company.

  On February 19, 2003, the Company obtained the rights to purchase real estate property located at 144 Bevan Drive, Mooresville, NC 28115 from
Blackstocks Development Corporation. The company will purchase the property in accordance with prior arrangements for $860,000.00. The property is presently being leased to Wee Lads and Lassie Day Care Center.
The Company will continue to lease the property to the Day Care Center.
See exhibit 6.

      The terms of Purchase Agreement were determined through arms-length negotiations between the Company and the Seller.

On February 24, 2003, the Company terminated its agreement to acquire New Dynamic Media, Inc.


Item 3. Bankruptcy or Receivership

      There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies or Inclusion described in this Form 8-K.

Item 4. Changes in Registrant's Certifying Accountant

      The Company has had no changes in and/or disagreements with its accountants.

Item 5. Other Events

Change of Business Direction

      The Company, with its new subsidiaries, will focus its business on developing a real estate, music entertainment, and a media company.

      In the real estate area, we will focus on identifying and acquiring high-end residential assets, resorts and hotels and day care facilities. Music entertainment will focus on identifying and nurturing talent in the different areas of music. In media we will focus on identifying opportunities in the Barter business.


     We will focus on recruiting and retaining high quality personnel for all three-business areas.

ACQUSITION STRATEGY

   Our intent is to locate and acquire through acquisition and or merger day care facilities owned by private individuals or small businesses located in growing areas in terms of population, development, and income, with leases already in place, high end residential real estate properties that can be acquired at below retail prices, and to identify and acquire media companies owned by private individuals or small businesses. Music entertainment will focus on identifying and developing talent that is new to the retail music market place.


COMPETITION

      Competition in the Real Estate Industry

     The high-end residential real estate and day care facility industry is competitive and highly fragmented, with the most important competitive factors generally based upon location and price. Our competition consists principally of the following:

     o other for-profit, center-based childcare providers who require facilities;

     o users and buyers of high end residential and hotel and residential properties below retail prices.


     Competition in the Media and Barter Industry

     The media and barter industry is competitive and highly fragmented, with the most important competitive factors generally based upon reputation, access to media, and demand. Our competition consists principally of the following:

     o other national and international companies that focuses on providing media, local cable, radio, and TV advertisement to small businesses.

     o preschool, kindergarten, and before- and after-school programs provided by public schools;


 Competition in the Music Industry

     The music industry is competitive and highly fragmented, with the most important competitive factors generally based upon artistic quality, and marketing. Our competition consists principally of the following:

     o other national and regional companies that target the 18 - 35 year age group.

     o companies such as Def-Jam, High Wire Records, and Brick Records are competitors within the industry;


EMPLOYEES

      As of April 17, 2003, the company had 2 full time and no part-time employees.


FACILITIES

      The property acquired is located at on 1.5 acres at 144 Bevan Drive, Mooresville, NC, 28115, which is leased from a shareholder of the Company. The lease, which was negotiated at arms length, expires during July 2003. Wee Lads and Lassies, Inc. pays a base monthly rent of approximately $8,600. As the Company implements its acquisition strategy, it is expected that it will acquire additional facilities around the United States.

An appraisal of the fair market value on the property was conducted on 31 December 2002 by Hawkins Appraisal, and Auction Company and Real Estate Appraisals. The property-appraised value was $865,000.

  On April 17, 2003 the Board of Directors approved the adoption of the following charters:

AUDIT COMMITTEE CHARTER         - Exhibit 10.1

CORPORATE GOVERNANCE STANDARDS  - Exhibit 10.2

COMPENSATION COMMITTEE CHARTER  - Exhibit 10.3

NOMINATING COMMITTEE CHARTER    - Exhibit 10.4

STANDARDS OF BUSINESS CONDUCT   - Exhibit 10.5


Forward-Looking Statements

      There are forward-looking statements in this document, and in the Company's public documents, to which they may refer, that are subject to risks and uncertainties in addition to those set forth below. These forward looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes,""expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements.
These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None


Index to Exhibits

Exhibit          Description
- -------        -----------


10.1             AUDIT COMMITTEE CHARTER

10.2	         CORPORATE GOVERNANCE STANDARDS

10.3	         COMPENSATION COMMITTEE CHARTER

10.4	         NOMINATING COMMITTEE CHARTER

10.5	         STANDARDS OF BUSINESS CONDUCT

10.6	         ASSIGNEMENT OF INETERST RIGHTS AND LIABILITIES



Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  April 17, 2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer






 Exhibit 10.1            AUDIT COMMITTEE CHARTER


AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF

                NEW MEDIA, INC.

PURPOSE

The purpose for the Audit Committee of the Board of Directors of New Media, Inc. shall be:

(a) To assist the Board of Directors in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance,
(iv) the Company's internal accounting and financial controls, improvements made or to be made in such controls;
and (v) the internal audit function.

(b) To prepare the report required in the annual proxy statement as set forth in the rules of the SEC;

(c) To make such examinations as are necessary to monitor the corporate financial reporting and external audit requirements of New Media, Inc.
and its subsidiaries (the "Company");

(d) To provide to the Board of Directors the results of its monitoring and examining and recommendations derived there from;

(e) To nominate independent auditors;

(f) To provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require its attention;
and

(g) To undertake those specific duties and responsibilities described in this charter as well as such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP

The Audit Committee will consist of at least one member of the Board of Directors, each of whom will be appointed by and serve at the discretion of the Board of Directors and shall meet the following requirements, as well as any requirements promulgated by the SEC now or in the future:

(a) Each member will be independent, as defined by Nasdaq Rule 4200 and any rule or regulation prescribed by the SEC;

(b) Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq Audit Committee requirements;

(c) At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

(a) Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

(b) Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

(c) Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

(d) Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence;
(ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and (vi) reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial
Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

(e) Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form
10-Q, using professional standards and procedures for conducting such reviews;

(f) Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

(g) Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

(h) Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

(i) Reviewing, approving and monitoring the Company's code of ethics for its senior officers;

(j) Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

(k) Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

(l) Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

(m) Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors, as representatives of stockholders.

(n) Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards
Board Standard 1, as well as actively engaging in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor;

(o) If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

(p) Reviewing related party transactions for potential conflicts of interest;

(q) Reviewing and reassessing the adequacy of this formal written charter on an annual basis; and

(r) Performing other oversight functions as requested by the full Board of Directors. I n addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

MEETINGS

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule that it will provide to the Board of Directors in advance.
The Audit Committee will meet separately with the Chief
Executive Officer and separately with the Chief Financial
Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit
Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report and to otherwise fulfill its responsibilities under the charter.

REPORTS

The Audit Committee will record its summaries of recommendations to the Board of Directors in written form that will be incorporated as a part of the minutes of the meeting of the Board of Directors at which those recommendations are presented.

MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.



 Exhibit 10.2	         CORPORATE GOVERNANCE STANDARDS

NEW MEDIA INC.
CORPORATE GOVERNANCE STANDARDS

The Board of Directors (the "Board") of New Media Inc.
(the "Company") has established the following guidelines for the conduct and operation of meetings and deliberations of the Board. These guidelines will be reviewed periodically and are subject to future refinement or changes as the Board may find necessary or advisable.


General

Over the course of the Company's history, the Board has developed corporate governance practices to help fulfill its responsibilities to the stockholders to oversee the work of management and the Company's business results.
These guideline ensure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. They are also intended to align the interests of directors and management with those of the Company's stockholders. Each director owes a duty of loyalty to the Company and is expected to act in the best interests of the Company and its stockholders as a whole.

Board Composition and Selection; Independent Directors

1. Board Size. The Board currently has seven members. The
Board believes that as many as nine also may be an appropriate size based on the Company's circumstances or if outstanding candidates for membership on the Board become available. The Board periodically evaluates whether a larger or smaller slate of directors would be preferable.

2. Selection of Board Members. The Board is a classified board with three classes, with the members of each class serving for a three year term. Each year at the Company's annual meeting, the Board recommends a slate of directors for election by stockholders. The Board's recommendations are based on its determination (using advice and information supplied by the Nominating Committee) as to the suitability of each individual, and the slate as a whole, to serve as directors of the Company, taking into account the membership criteria discussed below.
The Board may fill vacancies in existing or new director positions. Such directors elected by the Board serve only until the next election of directors for the applicable class.

3. Board Membership Criteria. The Nominating Committee works with the Board as a whole on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Nominating Committee and Board take into account many factors, including general understanding of the industry, sales and marketing, finance and other elements relevant to the success of a large publicly-traded company in today's business environment, understanding of the Company's business on a technical level, and educational and professional background. The Nominating
Committee and the Board evaluate each individual in the context of the membership of the Board as a whole, with the objective of having a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in the various areas.

In determining whether to recommend a director for re-election, the Nominating Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

4. Board Composition-Mix of Management and Independent
Directors. The Board believes that, whenever all director positions are filled, at least a majority of its directors should be independent directors. In determining the independence of a director, the Board will be guided by the definitions of "independent director" included in pertinent listing standards of Major Stock Market and any requirements of the Securities and Exchange Commission.

5. Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company's history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines.

6. Retirement Policy. The Board believes that 75 is an appropriate retirement age for outside directors.

7. Directors with Significant Job Changes. The Board believes that any director who retires from his or her present employment, or who materially changes his or her position, should tender resignation to the Board. The
Board, and specifically the Nominating Committee, would then evaluate whether the Board should accept the resignation based on a review of whether the individual continues to satisfy the Board's membership criteria in light of his or her new occupational status.

8. Selection of CEO and Chairman. The Board selects the
Company's CEO and Chairman in the manner that it determines to be in the best interests of the Company's stockholders.

9. No Specific Limitation on Other Board Service. The Board does not believe that its members should be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, the Nominating Committee and the full
Board will take into account the nature of and time involved in a director's service on other boards in evaluating the suitability of individual directors and making its recommendations to Company stockholders. Service on boards and/or committees of other organizations should be consistent with the Company's conflict of interest policies.

Board Meetings; Involvement of Senior Management

10. Board Meetings - Agenda. The Chairman of the Board and
CEO, taking into account suggestions from other members of the Board, will set the agenda for each Board meeting, and will distribute this agenda in advance to each director.

11. Advance Distribution of Materials. All information and data that is relevant to the Board's understanding of matters to be discussed at an upcoming Board meeting where feasible should be distributed in writing or electronically to all members of the Board in advance of the meeting.
This will help facilitate the efficient use of time at Board meetings to deliberate and make decisions on key
Company issues. In preparing this information, Management should ensure that the materials being distributed are as concise as possible while giving directors sufficient information to make informed decisions. The Board acknowledges that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of materials on these matters prior to Board meetings may not be appropriate.

12. Access to Employees. The Board should have access to Company employees in order to ensure that directors can ask all questions and glean all information necessary to fulfill their duties. The Board may specify a protocol for making such inquiries. Management is encouraged to invite
Company personnel to any Board meeting at which their presence and expertise would help the Board to have a full understanding of matters being considered.

13. Executive Sessions of Independent Directors. The independent directors of the Company will meet periodically in executive session, i.e., with no management directors or management present. Executive sessions of the independent directors will be called and chaired by the chairperson of the Nominating Committee. These executive session discussions may include such topics as the independent directors determine, but any actions by the Board generally should be taken separately at a Board meeting.

Performance Evaluation; Succession Planning

14. Annual CEO Evaluation. The independent directors conduct a review at least annually of the performance of the CEO. The independent directors establish the evaluation process and determines the specific criteria on which the performance of the CEO is evaluated.

15. Succession Planning. As part of the annual CEO evaluation process, the independent directors work with the CEO to plan for CEO succession, as well as to develop plans for interim succession for the CEO in the event of an unexpected occurrence. Succession planning may be reviewed more frequently by the Board as it deems warranted. In addition to the succession planning annual report, there should be at the same time a report on management development by the CEO.

16. Board Self-Evaluation. The Nominating Committee is responsible for conducting an annual evaluation of the performance of the full Board and reports its conclusions to the Board. The Nominating Committee's report should generally include an assessment of the Board's compliance with the principles set forth in these guidelines, as well as identification of areas in which the Board could improve its performance.

Compensation

17. Board Compensation Review. Company management should report to the Board on an annual basis as to how the Company's director compensation practices compare with those of other large public corporations. The Board should make changes in its director compensation practices only upon the recommendation of the Compensation Committee, subsequent discussion and unanimous concurrence by the full
Board.

Committees

18. Number and Type of Committees. The Board has three committees - an Audit Committee, a Compensation Committee and a Nominating Committee. The Board may add new committees or remove existing committees as it deems advisable for purposes of fulfilling its primary responsibilities. Each committee will perform its duties as assigned by the Board of Directors in compliance with the applicable committee charter and Company bylaws. These may be described briefly as follows:

Audit Committee.

The Audit Committee reviews the work of the Company's internal accounting and audit processes and the work of the Company's independent auditors. The committee has the authority and responsibility to appoint the Company's independent auditors. The internal audit function reports directly to the Audit Committee. Compensation Committee.
The Compensation Committee stays informed as to market levels of compensation and, based on evaluations, recommends to the Board compensation levels, bonus plans
(if any) and stock option awards for the Company's purposes. Compensation of the Chief Executive Officer will be determined by the Compensation Committee or, in the event of the unavailability of the Compensation Committee, by a majority of the independent directors.
The Compensation Committee also makes recommendations for approval by the full Board of any compensation for members of the Board.

Nominating Committee.

The Nominating Committee is responsible for recommending to the Board individuals to be nominated as directors. This includes evaluation of new candidates as well as evaluation of current directors. This committee also performs other duties as are described in these guidelines.

19. Composition of Committees; Committee Chairpersons. Each of the Audit, Compensation and Nominating committees consists solely of independent directors. The Board is responsible for the appointment of committee members and committee chairpersons according to criteria that it determines to be in the best interest of the Company and its stockholders. The Board may and expects that it will rotate committee memberships among the independent directors as appropriate depending on the then make-up of the Board.

Board Interaction with Institutional Investors, the Press, etc.

The Board believes that management speaks for the Company.
Individual members of the Board may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company. It is expected that Board members will do so only with the knowledge of management, and in most instances, at the request of management. The Company's directors should not accept any gift of value which indicates an intent to influence improperly the normal business relationship between the Company and any supplier, customer or competitor.




 Exhibit 10.3	         COMPENSATION COMMITTEE CHARTER


COMPENSATION COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF
New Media Inc.

Purpose
The purpose for the Compensation Committee of the Board of Directors of New Media Inc. shall be to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee also has responsibility for preparing a report of executive compensation for inclusion in the Company's annual proxy statement.

Membership

The Compensation Committee will consist of at least one members of the Board of Directors, each of whom will be appointed by and serve at the discretion of the Board of Directors and shall meet the following requirements, as well as any requirements promulgated by the SEC now or in the future

a) Each member will be independent, as defined by Nasdaq Rule 4200 and any rule or regulation prescribed by the SEC,

b) Each member will meet the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and

c) Each member will meet the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Responsibilities

The responsibilities of the Compensation Committee shall include:

a) The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amount,
(iii) equity compensation, (iv) employment agreements, severance arrangements, and change in control agreements/provisions, and (v) any other benefits, compensation or arrangements.

b) The Compensation Committee may make recommendations to the Board of Directors with respect to incentive compensation plans.

c) The Compensation Committee may form and delegate authority to subcommittees when appropriate.

d) The Compensation Committee shall make regular reports to the Board of Directors, including the Report of the Compensation Committee required in the Company's annual proxy statement.

e) The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

f) The Compensation Committee shall annually review its own performance.

g) The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms.

h) The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.
I n addition to the above responsibilities, the Compensation Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

Meetings

The Compensation Committee will meet at one time each year.
The Compensation Committee may establish its own schedule that it will provide to the Board of Directors in advance.



Reports

The Compensation Committee will record its summaries of recommendations to the Board of Directors in written form that will be incorporated as a part of the minutes of the meeting of the Board of Directors at which those recommendations are presented. The Compensation Committee shall prepare the Report of the Compensation Committee required to be included in the Company's annual proxy statement.

Minutes

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.




 Exhibit 10.4	         NOMINATING COMMITTEE CHARTER


NOMINATING COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF
NEW MEDIA INC.

Purpose

The purpose for the Nominating Committee of the Board of Directors of New Media Inc. (the "Company") shall be to seek and recommend to the Board of Directors nomination of qualified candidates for election to the Board of Directors at New Media Inc. Annual Meeting Stockholders. In addition, the Nominating Committee will seek qualified candidates to fill vacancies on the Board of Directors subject to appointment by the Board of Directors with direct input from the Chairman of the Board and Chief Executive Officer.

Nomination/Appointment Policy

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly-qualified candidates to serve as members of the Board of Directors. The Nominating Committee will seek candidates for nomination and appointment that are independent with excellent decision-making ability, business experience, technological background, personal integrity and reputation.

Membership

The Nominating Committee will consist of a minimum of two members appointed by the Board of Directors. The members of the Nominating Committee will be appointed by and serve at the discretion of the Board of Directors.

Meetings

Meetings of the Nominating Committee will be held at least once annually to evaluate and make recommendations to the Board of Directors of qualified candidates to be nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting of Stockholders. Other meetings of the Nominating Committee will be held, from time to time, as the members of the Nominating Committee or Board of Directors determine are necessary in response to the needs of the Board of Directors.



Reports

The Nominating Committee will provide written reports to the Board of Directors regarding the Nominating Committee nominations for election or appointment to the Board of Directors.

Minutes

The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.




 Exhibit 10.5	         STANDARDS OF BUSINESS CONDUCT

NEW MEDIA INC. STANDARDS OF BUSINESS CONDUCT

I. OVERVIEW

A. Standards of Conduct

It is the policy of New Media Inc. (including all of its subsidiaries and affiliates) to conduct its business in compliance with all applicable laws and regulations. The New Media legal department has access to legal advice in every location where New Media operates and is authorized and encouraged to seek such advice as is necessary in complying with this policy. Although laws and customs vary from country to country and standards of ethics may vary in different business environments, the fundamental principles of honesty and integrity serve as time-tested standards.

It is the responsibility of every employee and the policy of New Media to encourage its employees to ask questions, seek guidance, report suspected violations or express their concerns regarding compliance with this standard of conduct.

New Media employees and individuals acting directly or indirectly on behalf of New Media are prohibited from taking any actions that violate:
- local laws and regulations;
- the laws and regulations of the United States relating to standards of conduct toward public officials; and
- the self-governing high standards of honesty and integrity that are applicable to New Media activities throughout the world.

Subjects specifically addressed by U.S. law and that form a minimum standard and scope of this policy include:

- Conflict of Interest
- Business Opportunities
- General Business Practices
- Relations with Government Authorities Within the U.S.
- Relations with Governments Other than the United States
- Proprietary and Classified Information
- Political Contributions
- Integrity of New Media's Records/Record Retention
- Antitrust
- Securities Laws
- Non-Discrimination
- Sexual Harassment
- Responsibilities and Reporting

New Media recognizes that extraordinary situations may occur which are beyond the scope of these policies, and which may require action in contravention of these policies in order to preserve or protect the life of an employee or family member, or in order to preserve or protect a significant asset of New Media. If that should occur, the action contemplated must, whenever possible, first be approved by the Chief Executive Officer of New Media or in his absence, by the Chief Financial Officer, the Vice
President of Human Resources, or the General Counsel.
Violations of this policy will not be tolerated. Failure of an employee to conduct business in accordance with this policy will result in disciplinary action up to and including termination of employment.
If there are any questions about any of these policies, please contact your Human Resources department.

II. CONFLICTS OF INTEREST

New Media expects employees to devote their best efforts to New Media's interests, to dedicate themselves exclusively to promoting New Media's business interests and not to engage in or have the appearance of conflicts with business or financial activity that may conflict with the interests of New Media. The following are some of the more common examples.

- A conflict of interest may exist if an employee, or any member of his or her immediate family, holds any substantial financial interest in any enterprise that has or may have business dealings with New Media or that engages in any field of activity engaged in by New Media. Employees should notify their immediate supervisor of any such potential conflict and refrain from such activity until the conflict situation has been reviewed by New Media's Chief Executive Officer or General Counsel and it has been determined that no material conflict of interest exists.

- An employee may not act as a director, officer, partner, representative, consultant, agent or employee for any business or other institution without obtaining the prior written approval of the employee's manager and the manager's supervisor and there is no conflict of interest.

- An employee (including members of such employee's immediate family or household) is prohibited from accepting anything of value from institutions or business that supply materials or services to New Media. This prohibition against the receipt of gifts is not intended to preclude acceptance of occasional light entertainment by a supplier or the exchange of non-monetary gifts.

- An employee must report to his or her immediate supervisor all offers of gratuities or other such efforts made by a party to influence a decision of such employee in favor of any person or entity.

- An employee shall not knowingly compete with New Media in the purchase or sale of any property nor shall an employee divert from New Media, for the employee's own benefit or otherwise, any business opportunity in which New Media has or is likely to have an interest.

- An employee may not use New Media's assets, facilities, know-how, or personnel, for any other business or personal endeavors without having first obtained written approval from an officer of New Media.

- While employed by New Media, an employee may not engage in any other employment, occupation, consulting or other activity relating to the actual or anticipated business of New Media that would otherwise conflict with the employee's obligations to New Media. In addition, no employee may engage in any activity for any business or academic entity other than New Media except as set forth in the Employment, Confidential Information, Invention Assignment and Arbitration Agreement.

- While New Media encourages employees to engage in non-profit community and academic service, if such activity would interfere to any extent with the employee's obligations to New Media or otherwise present a potential conflict of interest, no employee should engage in such activity without having first obtained the written approval of the employee's manager and the manager's supervisor.

- An employee must not make any reference to his/her employment with New Media when making any public comment and must affirmatively indicate that any such comment is wholly of a personal nature to the employee should the employee's relationship with New Media become known, unless the employee's employment responsibilities with New Media include the authority for such public comment.

III. BUSINESS OPPORTUNITIES

New Media requires that employees not take for themselves any business opportunity or benefit in which New Media may have an interest that an employee may learn of as a result of his or her employment by New Media. An example would be the acquisition of any interest in technology, products or intellectual property that either is sought by or would be of potential interest to New Media. If an employee has any questions as to whether
New Media is interested in pursuing any given business opportunity, the employee should consult with the vice president responsible for his or her department or the General Counsel.

Officers and directors of New Media have an additional obligation not to take for themselves ~ business opportunity or benefit that New Media may have an interest in pursuing, notwithstanding that their knowledge of such business opportunity or benefit was obtained independently of their relationship with New Media.

IV. GENERAL BUSINESS PRACTICES

In dealings with non-governmental customers, suppliers, subcontractors, other persons or entities, giving or receiving of common courtesies such as business meals involving insubstantial value, usually associated with accepted business practice, is permitted. However, in any such dealings, no employee of New Media shall request, accept, offer to give, or give anything of significant value, the purpose or result of which is intended to influence, or which gives the appearance of influencing, the bona fide business relationships between New Media and such person or entity.
In addition to the other standards of conduct in this policy, no employee of New Media shall directly or indirectly offer, provide, solicit or receive any gift, gratuity or entertainment to any employee or representative of any government authority, state, local, federal or otherwise, within the United States in violation of standards of conduct promulgated by such authority.

Employees involved in presenting quotations or offers in connection with U.S. Government contracts must refrain from entering into any agreement, or otherwise communicating, with competitors regarding prices to be charged, intention to submit an offer or methods or factors used to calculate prices, for the purpose of restricting competition. No attempt may be made with the purpose of restricting competition to induce any other concern to submit or not to submit an offer on a government contract or subcontract.

VI. RELATIONS WITH GOVERNMENTS OTHER THAN THE UNITED STATES

It is the policy of New Media that all employees, including employees outside of the United States, comply with the requirements of the United States Foreign Corrupt Practices Act ("FCPA"). Therefore, no New Media employee shall make any payment or provide any other thing of value, such as gifts, promises and offers to provide anything of value, to any official of any non-U.S. government or government agency; to any official of a political party in a country other than the U.S.; or any candidate for political office in a country other than the U.S.

Notwithstanding the foregoing, New Media recognizes that in certain non-U.S. countries some minor government officials will delay or fail to perform their ministerial or clerical functions or services unless payments are made to them. Such payments may be made only if it has been determined in writing that:

- the services requested for which the payment being made is clearly a service which the person receiving the payment is legally required to provide;

- the payments are not made to policy making government personnel; .the payments are consistent with local custom and standards;

- the duties of the person receiving the payment are essentially ministerial or clerical; .there is not a reasonable alternative to making such payments; and

- the government action sought is proper for New Media to receive.

In addition, it is recognized that in certain non-U.S. countries there are occasions of general gift giving, which do not occur more than three times a year, when it is normal and customary to make gifts to government and non-government personnel as a gesture of goodwill. On such occasions, gifts may be made that are other than in the form of cash payments, but no such gifts shall be made to such personnel for the purpose of influencing their official activities in order to obtain or retain business.

Acts of hospitality toward public officials should be of such scale and nature as to avoid compromising the integrity or impugning the reputation of the public official or New Media and should be performed in the expectation that they will become a matter of public knowledge.

All proposed payments and gifts to which this policy would apply must receive prior approval by the Executive Vice President, Chief Financial Officer and the Vice President, General Counsel and then must be reported on a quarterly basis to the Executive Vice President, Chief Financial Officer.

VII. PROPRIETARY AND CLASSIFIED INFORMATION

Each employee shall be bound by the terms of the Employment, Confidentiality, Invention Assignment and Arbitration Agreement, and shall follow New Media's policies and procedures regarding the protection of New Media proprietary and confidential information. Each employee shall treat all New Media and third party proprietary or trade secret information as sensitive and not for general dissemination. Employees shall not disclose any such information except in a manner that has been authorized by New Media. Additionally, no disclosure shall be made of New Media or third party proprietary or trade secret information to fellow employees whose duties do not require a need to know such information.

VIII. POLITICAL CONTRIBUTIONS

Generally, New Media's participation in political activities, if any, is through one or more trade associations.
Political contributions of New Media funds, and expenditures of New Media funds to any person for influencing or attempting to influence any government officer or employee in connection with a government contract, grant, loan or cooperative agreement, are prohibited.

IX. INTEGRITY OF COMPANY RECORDS/RECORD RETENTION

All employees will adhere to New Media's internal control procedures for initiating and recording transactions. In recognition of its responsibility for the integrity and objectivity of data in the financial statements, management maintains a system of internal accounting controls. Such controls have been designed to provide reasonable assurance that New Media's assets are properly safeguarded, transactions are executed and reported in accordance with management's authorization and the books and records of New Media accurately reflect all transactions. The internal control system is augmented by a program of written policies and procedures, review by management, training of qualified personnel and the adoption of a written business ethics policy which is applicable to all employees of New Media and its subsidiaries. New Media maintains a comprehensive record retention policy which all employees are expected to adhere to and abide by at all times.

X. ANTITRUST

A. Relations with Competitors

The primary U.S. antitrust law prohibits conspiracies and understandings that unreasonably restrain trade. It flatly prohibits any agreements between competitors with respect to price, or any element of price (discounts, credit terms), including arrangements between competitors that tend only to stabilize prices and resale price maintenance. For example, agreements by competitors to buy up goods in order to prevent a decline in market price, or to adhere to a specific formula for determining price, are clearly just as unlawful as an agreement to fix the price itself.

Also flatly prohibited are agreements or arrangements between competitors regarding: .the amount of their production;

- the division or allocation of markets, territories, or customers; or

- the boycotting of third parties.

All such agreements are unlawful and cannot be defended or justified in any way. All New Media employees must understand that prohibited agreements do not have to arise only out of formal documents signed by the parties. An agreement may be oral, informally arrived at, or may, in some cases, inferred from circumstantial evidence such as the conduct of competitors.

B. Relations with Customers

New Media's relationships with its customers are subject to a number of antitrust statutes, each of which is related to particular types of transactions.

Price discrimination -Among other things, the Robinson-Patman Act prohibits pricing discrimination in the sale of substantially similar products to competing customers. The Robinson-Patman Act also covers activities such as promotional payments or services. However, there are various exceptions, for example to provide for pricing to "meet competition".

Resale restrictions -The Sherman Act prohibits agreements that unreasonably restrain trade. Unreasonable restraints on the trade include restrictions placed upon the resale of items purchased by a customer. For example, an agreement between a seller and a customer restricting the price at which the customer will resell the product or otherwise restricting the resale is not permitted. Note, however, that the Sherman Act does not prohibit reasonable restrictions placed on licenses or distributors of New Media's products.

Refusals to deal -A company ordinarily has the right to choose new customers and to cease doing business with old ones. However, the decision to cease doing business with a customer should be made as an independent business decision of New Media and should never be the result of an agreement between New Media and any third party; nor may the right to cease doing business be relied upon as the basis for required adherence by a customer to resale restrictions (e.g.. fixing the customer's resale price) that would otherwise violate the antitrust laws. Threats to customers that New Media will cease doing business with them if they do not comply with resale policies are prohibited.

C. RELATIONS WITH SUPPLIERS

The Sherman Act prohibits the use of reciprocity where a buyer with substantial purchasing power buys a product on the condition that the other seller makes purchases from it in substantial amounts. Such instances can unnecessarily restrain the other party's freedom to trade with whomever it chooses. The law does not prohibit New Media from purchasing products from companies who purchase from New Media. Therefore. dealings with other parties that may involve reciprocity should be carefully examined so that New Media may avoid creating an unreasonable restraint of trade.

D. PROMPT NOTIFICATION TO LEGAL DEPARTMENT

If any New Media employee is asked to engage in any transaction that appears to involve anyone or more of the foregoing types of activities, the employee promptly must bring the matter to the attention of New Media legal department.

XI. SECURITIES LAWS

The Federal securities laws place limitations on the circumstances under which any employee may purchase and/or sell New Media's stock or options to purchase stock.

- All employees, including officers, in possession of material nonpublic corporate information shall not disclose any such information to persons outside of New Media other than in the course of performing his or her corporate duties.

- It is illegal and a violation of New Media's policy, for any employee, including any officer, to trade in New Media's securities while in the possession of material nonpublic information. Accordingly, any trading in New Media's stock until such time as the information has been publicly disseminated is prohibited.

- Material nonpublic information is defined as any information concerning New Media. not yet publicly known, but which.
if publicly known. could reasonably be expected to affect the price of New Media's stock. or is likely to be considered important by a reasonable investor.

- Any employee, including any officer. who violates these policies. by either trading on inside information or passing on such information to others will be subject to disciplinary action up to and including termination of employment and potentially immediate discharge and. if appropriate. legal proceedings on behalf of New Media may be commenced against the employee.

XII. NON-DISCRIMINATION

Discrimination in employment is illegal under U.S. law and under the laws of most countries and a violation of New Media's policies. It is New Media's policy to recruit, hire, promote, assign, compensate and train qualified persons without regard to race, color, religion, sex, national origin, ancestry, age, marital status, sexual orientation or disability. An employee engaging in discrimination is subject to disciplinary action up to and including termination of employment.

XII. SEXUAL HARASSMENT

Sexual harassment is illegal under U.S. law and a violation of New Media's policies. An employee engaging in sexual harassment is subject to disciplinary action up to and including termination of employment.

XIV .RESPONSIBILITIES AND REPORTING

Any employee having information, knowledge or suspicion of any actual or contemplated transaction which is or appears to be in violation of New Media's policies shall promptly report such matter to the Vice President of Human Resources, the General Counselor as otherwise specified herein. If any such transaction involves an officer of New Media, the matter shall be reported directly to the Chief Executive Officer of New Media, the General
Counselor to the Audit Committee of the Board of Directors.

All managers will be responsible for the enforcement of and the compliance with this policy by the employees reporting to them and for the distribution of this policy to such employees.

Failure to comply with this policy will result in disciplinary action up to and including termination. Disciplinary measures will also apply to managers or executives who condone any illegal or unethical conduct by those reporting to them, who do not take immediate measures to correct the same or who take retaliatory measures against an employee who reports any such activity.






 Exhibit 10.6	         ASSIGNEMENT OF INETERST RIGHTS AND LIABILITIES


ASSIGNEMENT OF INETERST RIGHTS AND LIABILITIES

Blackstocks Development Corporation hereby assigns all rights to acquire property located at 144 Bevan Drive, Mooresville, NC
28115 whose owners are Charles and Joyce Neal to Realty
Development Corporation a wholly owned subsidiary of New Media, Inc.

New Media, Inc. and Realty Development Corp. shall be responsible for completing the transaction to acquire the real property identified above. The value of the property is $860,000.00 and shall be paid to Charles and Joyce Neal upon closing as identified in the closing previously agreed upon.

Upon signing of this agreement, Blackstocks Development Corporation relinquishes all rights and interest in the previously mentioned property to Realty Development Corporation. Blackstocks Development Corporation and Kid's Connection shall not have any interest in nor have any responsibility for the real property other than to lease the property for use of its Day Care Center. The lease will be established at the current market rate.


For:

Blackstocks Development Corp:            New Media, Inc.


/s/ Alton Perkins                        /s/  Loretta E. Perkins
CEO                                       Vice President

Date:     2/19/03                         Date:    2/19/03